EXHIBIT 10.4

                              LEASE OF OFFICE SPACE

This Lease made as of June 30, 2003.

BETWEEN:
                 CONSOLIDATED PROPERTIES (520 - 5TH AVENUE) LTD.

                   (hereinafter referred to as the "Landlord")

                                     -and -

                        PARADIGM GEOPHYSICAL CANADA LTD.

                    (hereinafter referred to as the "Tenant")

      IN CONSIDERATION of the mutual covenants hereinafter contained, the Landlord and the Tenant hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

1.1   DEFINITIONS

      In this Lease:

      (a) "Annual Rent" means the amount payable by Tenant to Landlord in respect of each year of the Term or any portion thereof under
            Article 4.1;

      (b) "Area A Premises" means those premises containing approximately 8,076 square feet of Rentable Area on the 25th floor of the Building and cross-hatched in black on the plan attached as Schedule A;

      (c)   "Area A Premises Commencement Date" means October 1, 2003;

      (d) "Area B Premises" means those premises containing approximately 8,025 square feet of Rentable Area on the 6th floor of the Building and cross-hatched in black on the plan attached as Schedule A-l;

      (e)   "Area B Premises Commencement Date" means October 1, 2003;

      (f) "Area C Premises" means those premises containing approximately 4,000 square feet of Rentable Area on the 6th floor of the Building and outlined in heavy black on the plan attached as Schedule A-l;

      (g)   "Area C Premises Commencement Date" means April 1, 2005;

      (h) "Architect" means such firm of professional architects, engineers or surveyors as the Landlord may select from time to time engaged for preparation of construction drawings for the Building or for general supervision of architectural and engineering aspects and operations thereof or for the measurement of the Building of part or parts thereof and includes any consultant(s) from time to time appointed by Landlord or the Architect whenever such consultant(s) is acting within the scope of his appointment and specialty;

      (i)   "Article" means an article of this Lease;


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      (j)   "BOMA  Standard"  means the American  National  Standard  Method for
            Measuring Floor Area in Office Buildings (ANSI/BOMA Z65.1-1996);

      (k) "Building" means the office building known as 520 - 5th Avenue S.W., Calgary, Alberta, in which the Premises are located and which is situate on the Land;

      (1)   "Commencement   Date"  means,   collectively  the  Area  A  Premises
            Commencement Date, the Area B Premises Commencement Date and the Area C Premises Commencement Date;

      (m) "Common Areas" means at any time those portions of the Land and Building which are provided to be used in common by (or by the subleases, agents, employees, customers or licensees of) Landlord, Tenant, and other tenants of the Building, whether or not the same are open to the general public, and shall include any fixtures, chattels, systems, decor, signs, facilities, or landscaping contained therein or maintained or used in connection therewith, and shall be deemed to include the city sidewalks adjacent to the Land and pedestrian walkway system, park, or other public facility in respect of which Landlord is from time to time subject to obligations in its capacity as owner or tenant of the Land and/or Building. All expenses incurred by Landlord in maintenance and operation of Common Areas shall be included in the definition of "Operating Expenses" set forth in Schedule C;

      (n) "Environmental Claim" means all claims, losses, costs, expenses, fines, penalties, payments and/or damages (including, without limitation, all solicitors' fees and disbursements on a solicitor and his own client basis) relating to, arising out of, resulting from or in any way connected with the presence of any Hazardous Substance at the Premises or the Land or Building, including, without limitation, all costs and expenses of any investigation, remediation, restoration or monitoring of the Premises, the Land or Building and/or any property adjoining or in the vicinity of the Land or Building required or mandated by Environmental Law;

      (o) "Environmental Law" means any law, by law, order, ordinance, ruling, regulation, certificate, approval, policy, guideline, consent or directive of any applicable federal, provincial or municipal government, governmental department, agency or regulatory authority or any Court of competent jurisdiction, as well as any common law obligations or requirements, relating to environmental or health and safety matters and/or regulating the generation, import, storage, distribution, labeling, sale, use, handling, transport or disposal of any Hazardous Substance which may be in force from time to time;

      (p) "Fiscal Year" means a twelve month period (all or part of which falls within the Term) from time to time determined by Landlord, at the end of which Landlord's books in respect of the Building are balanced for auditing and/or taxation purposes;

      (q)   "Hazardous Substance" means:

            (i) any material or substance declared or deemed to be hazardous, deleterious, caustic, dangerous, a dangerous good, toxic, a contaminant, a waste, a source of a contaminant, a pollutant or toxic under any Environmental Law;


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            (ii)  any solid,  liquid, gas or odour or combination of any of them that, if emitted into the air, would create or contribute to the creation of a condition of the air that:

                  (1) endangers the health, safety or welfare of persons or the health of animal life;

                  (2)   interferes with normal enjoyment of life or property; or

                  (3)   causes damage to plant life or to property; and

            (iii) any substance which is hazardous to the environment, including
                  persons  or  property  and  includes,   without  limiting  the
                  generality of the foregoing,  the following:

                  (1)   radioactive materials;

                  (2)   explosives;

                  (3) any substance that, if added to any water, would degrade or alter or form part of a process of degradation or alteration of the quality of that water to the extent that it is detrimental to its use by man or by any animal, fish or plant.

      (r) "Land" means those lands located in the City of Calgary, in the Province of Alberta, and having a legal description as set out in Schedule B;

      (s) "Lease" means this lease, any schedules and riders attached hereto, and every properly executed instrument which by its terms amends, modifies or supplements this lease;

      (t)   "Leasehold Improvements" has the meaning given in Schedule E;

      (u) "Major Vertical Penetrations" shall mean stairs, elevator shafts, flues, pipe shafts, vertical ducts, and the like, and their enclosing walls, which serve more than one floor of the Building, but shall not include stairs, dumb-waiters, lifts, and the like, exclusively serving a tenant occupying a portion of the Building;

      (v)   "Occupancy  Costs" means amounts payable by Tenant to Landlord under
            Article 4.2 and defined in Schedule C;

      (w) "Premises" means, collectively, the Area A Premises, the Area B Premises and the Area C Premises;

      (x) "Rent" means the aggregate of all amounts payable by Tenant to Landlord under this Lease;

      (y) "Rentable Area" of the Premises, the Building or any portion thereof means such area measured in accordance with the BOMA Standard;

      (z)   "Schedule A" means the plan(s) attached hereto as Schedule A;

      (aa)  "Schedule A-1" means the plan(s) attached hereto as Schedule A-1;

      (bb) "Schedule B" means the legal description of the Lands as described in Schedule B attached hereto;


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      (cc)  "Schedule C" means the  provisions  relating to Occupancy  Costs and other matters attached hereto as Schedule C;

      (dd) "Schedule D" means the rules and regulations attached hereto as Schedule D;

      (ee) "Schedule E" means the tenant's improvements and allowances attached hereto as Schedule E;

      (ft) "Schedule F" means the Landlord's Work and Tenant's Work attached hereto as Schedule F;

      (gg)  "Tenant's Work" means the tenant's work described in Schedule F; and

      (hh)  "Term" means the period of time set out in Article 3.1.

                                    ARTICLE 2
                                 GRANT OF LEASE

2.1   GRANT

      In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, Landlord hereby demises and leases the Premises to Tenant, and Tenant hereby leases and accepts the Premises from Landlord, to have and to hold during the Term, subject to the terms and conditions of this Lease.

2.2   QUIET ENJOYMENT

      Landlord covenants to provide the Tenant with quiet enjoyment and possession of the Premises during the Term, subject to the terms and conditions of this Lease.

2.3   COVENANTS OF LANDLORD AND TENANT

      Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by Landlord under this Lease including the terms and conditions contained in Schedule E hereto. Tenant covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by Tenant under this Lease including the terms and conditions contained in Schedule E hereto.

                                    ARTICLE 3
                               TERM AND POSSESSION

3.1   TERM

      Notwithstanding Articles 3.2 and 3.3, the Term of this Lease shall be:

      (a) for the Area A Premises, 5 years and 3 months beginning on the Area A Premises Commencement Date and ending on December 31,2008;

      (b) for the Area B Premises, 1 year and 6 months beginning on the Area B Premises Commencement Date and ending on March 31,2005; and

      (c) for the Area C Premises, 3 years and 9 months beginning on the Area C Premises Commencement Date and ending on December 31,2008; unless terminated earlier as provided in this Lease.


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3.2   EARLY OCCUPANCY AND FIXTURING PERIOD

      The Tenant shall be permitted by the Landlord to occupy the Area A Premises prior to the Commencement Date but in no event earlier than September 1, 2003 for the purpose of completing its leasehold improvements (the "Fixturing Period") if the Tenant has executed this Lease in the form approved by the Landlord, the Landlord is able to secure vacant possession of the Area A Premises, the Landlord has given its written consent to such occupancy and the Tenant has provided evidence of insurance showing compliance with the insurance requirements of this Lease. During this Fixturing Period, the Tenant will not be required to pay Annual Rent or Occupancy Costs, however, all other terms and conditions of this Lease shall apply, except where clearly inappropriate.

3.3   DELAYED POSSESSION

      If Landlord is delayed in delivering possession of all or any portion of the Premises to Tenant on or before the Commencement Date, then unless such delay is principally caused by or attributable to Tenant, its servants, agents or independent contractors the date on which the Premises are to be made available to the Tenant and the obligation of the Tenant to pay Annual Rent and Occupancy Costs shall be postponed for a period equal to the duration of the delay. This Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant, and the deferment of the obligation of the Tenant to pay Annual Rent and Occupancy Costs shall be accepted by the Tenant as full compensation for any such delay. If any delay in the completion of the Landlord's Work is attributable to Tenant, its servants, agents or independent contractors, the obligation of Tenant to pay Annual Rent and Occupancy Costs shall not be deferred and the time period for completion of Landlord's Work (but not the expiry date of the Term) shall be extended for a reasonable period which shall not in any event be less than a period corresponding to such delay.

3.4   ACCEPTANCE OF PREMISES

      Taking possession of all or any portion of the Premises by Tenant shall be conclusive evidence as against Tenant that the Premises or such portion thereof are in satisfactory condition on the date of taking possession, subject only to latent defects and to deficiencies (if any) listed in writing in a notice delivered by Tenant to Landlord within seven (7) days after the later of the date of taking possession or the Commencement Date.

                                    ARTICLE 4
                            RENT AND OCCUPANCY COSTS

4.1   ANNUAL RENT

      The Tenant shall pay to the Landlord as Annual Rent for the Premises the following:

      (a) for the Area A Premises, the sum of $137,292.00 plus GST per annum in respect of the Term payable in advance and without notice or demand in monthly installments of $11,441.00 plus GST each on the Area A Premises Commencement Date and on the first day of each calendar month thereafter during the period, based on a net charge of $17.00 plus GST per square foot of the Rentable Area of the Area A Premises;

      (b) for the Area B Premises, the sum of $124,387.50 plus GST per annum in respect of the Term payable in advance and without notice or demand in monthly installments of $10,365.63 plus GST each on the Area B Premises Commencement Date and on the first day of each calendar month thereafter during the period, based on a net charge of $15.50 plus GST per square foot of the Rentable Area of the Area B Premises; and


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      (c)   for the Area C Premises, the sum of $62,000.00 plus GST per annum in respect of the Term payable in advance and without notice or demand in monthly installments of $5,166.67 plus GST each on the Area C Premises Commencement Date and on the first day of each calendar month thereafter during the period, based on a net charge of $15.50 plus GST per square foot of the Rentable Area of the Area C Premises.

      Notwithstanding the foregoing and so long as the Tenant is not in default of its obligations under this Lease, for the months of April, May and June, 2005, the Tenant will not be liable for Annual Rent for the Premises but the Tenant shall remain liable for Occupancy Costs during this period.

      In the event that the Tenant shall fail to pay any one installment strictly on the due date, the Landlord may, without prejudice to the Landlord's rights, require the Tenant to furnish the Landlord with a series of post-dated cheques covering the next 12 installments of Annual Rent and payable on due dates of such installments and the Tenant shall forthwith, upon request, deliver such cheques to the Landlord.

      The Premises shall be measured by a licensed interior designer, surveyor or Architect in accordance with the BOMA Standard within a reasonable time after occupancy by the Tenant, at the Landlord's discretion, and the licensed interior designer's, surveyor's or Architect's certificate, as to the Rentable Area of the Premises, shall be conclusive. The Landlord shall deliver a copy of the licensed interior designer's, surveyor's or Architect's certificate to the Tenant forthwith upon receipt of same and the above rentals shall be appropriately adjusted, if necessary, retroactively to the Commencement Date of the Term of the Lease. If at any time or times during the Term of this Lease, the Landlord changes, modifies or alters the Common Areas or any part of them, which change, modification or alteration results in a reduction or increase to the Rentable Area of the Premises, the Landlord shall, upon remeasurement by a licensed interior designer, surveyor or the Architect in accordance with the BOMA Standard, deliver a copy of the licensed interior designer's, surveyor's or Architect's certificate to the Tenant as to the Rentable Area of the Premises, which licensed interior designer's, surveyor's or Architect's certificate shall be conclusive and the above rentals shall be appropriately adjusted, retroactively to the date of completion of such change, modification or alteration to the Common Areas or part thereof.

4.2   OCCUPANCY COSTS

      Tenant shall pay to Landlord,  at the times and in the manner  provided in
Article 4.6, the Occupancy Costs (if any) determined under Schedule C. The Occupancy Costs are estimated to be $9.74 per rentable square foot per annum for 2003 without representation or warranty or liability on the part of the Landlord.

4.3   OTHER CHARGES

Tenant shall pay to Landlord, at the times and in the manner provided in this Lease or, if not so provided, as reasonably required by Landlord, all amounts (other than that payable under Articles 4.1 and 4.2) which are payable by Tenant to Landlord under this Lease.

4.4   PAYMENT OF RENT-GENERAL

         All amounts payable by Tenant to Landlord under this Lease shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of Rent. Rent shall be paid to


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Landlord,  without deduction or set-off;  in legal tender of the jurisdiction in which the Building is located, at the address of Landlord as set forth in this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing. Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

4.5   PARTIAL MONTH'S RENT

      If the Commencement Date is a day other than the first day of a calendar month, the installment of Annual Rent payable on the Commencement Date shall be that proportion of Annual Rent which the number of days from the Commencement Date to the last day of the month in which the Commencement Date falls bears to
365. If the Term ends on a day other than the last day of a calendar month, the installment of Annual Rent payable on the first day of the last calendar month of the Term shall be that proportion of Annual Rent which the number of days from the first day of such last calendar month to the last day of the Term bears to 365.

4.6   PAYMENT - OCCUPANCY COSTS

      (a) Prior to the Commencement Date and to the beginning of each Fiscal Year thereafter, the Landlord shall compute and deliver to the Tenant a bona fide estimate in writing of the Occupancy Costs for the following Fiscal Year or portion thereof, if applicable. Without further notice or demand, the Tenant shall pay to the Landlord the amount of the Occupancy Costs in equal monthly installments, in advance, over the Fiscal Year or portion thereof, simultaneously with the Tenant's payments on account of Annual Rent.

      (b) The Landlord shall deliver to the Tenant, as soon as practicable following the end of each Fiscal Year, a written statement, setting out in reasonable detail the amount of Occupancy Costs for such Fiscal Year. If the total monthly installments of Occupancy Costs actually paid by the Tenant to the Landlord during the Fiscal Year is lower than the amount of the Occupancy Costs payable for the Fiscal Year under Schedule C, the Tenant shall pay to the Landlord the difference within 30 days after the date on which such statement is received by the Tenant and if the total monthly installments of Occupancy Costs actually paid by the Tenant to the Landlord during the Fiscal Year is greater than the amount of the Occupancy Costs payable for the Fiscal Year under Schedule C, the Landlord shall credit the difference against the Occupancy Costs for the current Fiscal Year and the monthly installments payable in respect of same shall be reduced accordingly.

      (c) Tenant shall, at its expense, have the right, at any time within 90 days after a statement prepared and certified to be correct by an officer of the Landlord of the actual Occupancy Costs for a particular Fiscal year, to examine the Landlord's books and records relating to the determination of such Occupancy Costs.

      (d) Neither party may claim a re-adjustment in respect of Occupancy Costs for a Fiscal Year if based upon any error of computation or allocation except by notice delivered to the other party within 6 months after the date of delivery of the statement.

4.7   INTENT AND ADJUSTMENT FOR VACANCIES

      It is the stated purpose and intent of the Landlord and Tenant that this Lease shall be fully net to the Landlord and if there are any vacancies in the Building during any Fiscal Year and because of such vacancies actual Occupancy Costs are less than they would have been if the Building were fully rented, then


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for the  purpose  of  determining  the amount  payable by the Tenant  under this
Article 4 and Schedule C, actual Occupancy Costs for the relevant accounting period shall be increased by the amount of any saving in Occupancy Costs for such period attributable to such vacancies (as determined by the Landlord acting reasonably) and any reference to Occupancy Costs in this Article 4 shall be deemed to refer to Occupancy Costs as so increased.

4.8   SECURITY DEPOSIT

      The Landlord acknowledges receipt from the Tenant of the sum of $32,100.00, as partial consideration for this Lease and such sum shall be held and applied by the Landlord without liability for interest towards the first and last month's installments of Annual Rent and Occupancy Costs including G.S.T. In the event the Tenant becomes in default under the terms of this Lease the Landlord shall be entitled to retain the deposit paid hereunder on account of the Landlord's liquidated damages and not as a penalty, provided that such retention shall be without prejudice to the Landlord's right to seek further and other remedies as it may be entitled to under law. If the entire security deposit or any portion thereof is applied by the Landlord towards the payment of overdue Rent prior to the expiration of the Term, then the Tenant shall, on written demand of the Landlord, forthwith remit to the Landlord such sum as is sufficient to restore such security deposit to its original amount. The Landlord may deliver the deposit to any purchaser of the Landlord's interest in the Building and the Landlord shall thereby be discharged of any further liability with respect to such deposit. The Landlord may commingle the deposit with its own funds and shall not hold the deposit as a trustee.

                                    ARTICLE 5
                                 USE OF PREMISES

5.1   USE

      The Premises shall be used and occupied only as business offices for the business of Tenant as initially conducted in the Premises or for such other purposes as Landlord may specifically authorize in writing.

5.2   COMPLIANCE WITH LAWS

      The Premises shall be used and occupied in a safe, careful and proper manner so as not to contravene any present or future governmental or quasi-governmental laws in force or regulations or orders. If due solely to Tenant's use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of insurance carriers, Tenant shall pay the entire cost thereof.

5.3   ABANDONMENT

      Tenant shall not vacate or abandon the Premises at any time during the Term without Landlord's written consent.

5.4   NUISANCE

      Tenant shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, heat or noise.


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                                    ARTICLE 6
            SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD

6.1   OPERATION OF BUILDING

      During the Term Landlord shall operate and maintain the Building in accordance with standards from time to time prevailing for first-class office buildings in the area in which the Building is located and, subject to participation by Tenant by payment of Occupancy Costs under Article 4.2 shall provide the services set out in Articles 6.2 and 6.3.

6.2   SERVICES TO PREMISES

      Landlord shall arrange for the provision of:

      (a) heat, ventilation and air conditioning (if included in building standard) as required for the comfortable use and occupancy of the Premises during normal business hours;

      (b) janitor services, including window washing, as reasonably required to keep the Premises in a clean and wholesome condition;

      (c) electric power for normal lighting and small business office equipment (but not equipment using amounts of power disproportionate to that used by other tenants in the Building);

      (d) replacement of building standard fluorescent tubes, light bulbs and ballasts as required from time to time at Tenant's sole cost as a result of normal usage, to the extent of Landlord's original lamping allowance to Tenant; and

      (e)   maintenance, repair, and replacement as set out in Article 6.4.

6.3   BUILDING SERVICES

      Landlord shall provide in the Building:

      (a) domestic hot and cold (or temperate) running water and necessary supplies in washrooms sufficient for the normal use thereof by occupants in the Building;

      (b) elevator or escalator service for access to and egress from the Premises;

      (c) heat, ventilation, air conditioning, lighting, electric power, domestic hot and cold (or temperate) running water, and janitor service in the Common Areas;

      (d) a general directory board on which Tenant shall be entitled to have its name shown, but the Landlord shall have exclusive control thereof and of the area thereon to be allocated to each tenant; and

      (e)   maintenance, repair, and replacement as set out in Article 6.4.


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6.4   MAINTENANCE, REPAIR AND REPLACEMENT

      Landlord shall operate, maintain, repair and replace the systems, facilities and equipment necessary for the proper operation of the Building and for provision of Landlord's services under Articles 6.2 and 6.3 (except such as may be installed by or be the property of Tenant), and shall be responsible for and shall expeditiously maintain and repair the foundations, structure and roof of the Building provided that:

      (a) if all or part of such systems, facilities and equipment are destroyed, damaged or impaired, Landlord shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances;

      (b) Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to causes beyond the reasonable control of Landlord;

      (c) Landlord shall use reasonable diligence in carrying out its obligations under this Article 6.4, but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so;

      (d)   no reduction or  discontinuance  of such services under this Article
            6.4 (a) or (b) shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease; and

      (e)   nothing  contained  herein shall  derogate  from the  provisions  of
            Article 16.

6.5   ADDITIONAL SERVICES

      (a) If from time to time requested in writing by Tenant and to the extent that it is reasonably able to do so Landlord shall provide in the Premises services in addition to those set out in Article 6.2, provided that Tenant shall within ten days of receipt of any invoice for any such additional service pay Landlord therefore at such reasonable rates as Landlord may from time to time establish.

      (b) Tenant shall not without Landlord's written consent install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may in Landlord's reasonable opinion be required to maintain proper temperature levels and Tenant shall pay Landlord within ten days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense.

      (c) If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the use thereof by other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use. At Landlord's request, Tenant shall install and maintain at Tenant's expense, metering devices for checking the use of any such utility or service in the Premises. The Tenant shall not be permitted to engage any person to provide any utility service to the Premises.

6.6   ALTERATIONS BY LANDLORD

      Landlord may from time to time:

      (a) make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building;

      (b) make changes in or additions to any part of the Building not in or forming part of the Premises; and

      (c) change or alter the location of Common Areas of the Building, provided that in doing so Landlord shall not disturb or interfere with Tenant's use of the Premises and operation of its business any more than is reasonably necessary in the circumstances and shall repair any damage to the Premises caused thereby.

6.7   ACCESS BY LANDLORD

      Tenant shall permit Landlord to enter the Premises outside normal business hours, and during normal business hours in case of an emergency or where such will not unreasonably disturb or interfere with Tenant's use of the Premises and operation of its business, to examine, inspect, and show the Premises to persons wishing to lease them, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, and to take such steps, as Landlord may deem necessary for the safety, improvement or preservation of the Premises or the Building. Landlord shall whenever possible consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

6.8   RELOCATION

      The Landlord shall have the right, at any time during the Term, to relocate the Tenant anywhere within the Building, upon giving the Tenant 30 days written notice. The relocated premises shall be of a similar type, size and quality to the existing Premises. The Tenant shall provide the Landlord with a written estimate of the Tenant's reasonable moving expenses, 30 days prior to the date of relocation. The Landlord shall have the option of:

      (a) reimbursing the Tenant for reasonable moving expenses within 30 days following the presentation of invoices by the Tenant; or

      (b) making suitable arrangements for moving the Tenant at the Landlord's expense.

      The Landlord shall, by written notice to the Tenant, elect one of the two options 15 days prior to the date of relocation.

      The Landlord shall not be liable for:

      (a) any damage to the Tenant's property occurring as a result of the relocation if the Tenant affects the move; and

      (b) any loss suffered by the Tenant as a result of business interruption of the Tenant occurring as a result of the relocation.

      The relocation shall be effective on the date stated in the Landlord's notice and the Tenant shall complete its move in one (1) weekend. In the event the Landlord relocates the Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space save and except:

      (a)   the right of first refusal or right of first offer, if any, and

      (b) the location and size of the Premises which shall be in accordance with the appropriate floor plan.

      Upon the relocation taking place, the Annual Rent per square foot for the new space shall be the same Annual Rent per square foot as for the Premises and this Lease will be amended accordingly. If the Tenant refuses, fails or neglects to relocate to such new space on or before the date stated in the Landlord's notice then the Tenant shall be responsible and liable for all costs, expenses and damages suffered by the Landlord as a result of the Tenant's refusal, failure, or neglect of such relocation and in addition to the Landlord's right of recovery against the Tenant for such costs, expenses and damages, the Landlord shall have the right, at its sole option and discretion, to terminate this Lease upon 10 days written notice to the Tenant, such termination right to be exercised by the Landlord any time after the date set by the Landlord for such relocation as aforesaid

      The Landlord's exercise of its rights under this Article 6.8 does not constitute a re-entry or breach of the Landlord's covenant for quiet enjoyment.

6.9   ENERGY CONSERVATION AND SECURITY POLICIES

      Landlord shall be deemed to have observed and performed those things required to be observed and performed pursuant to the terms of this Lease, including those relating to the provision of utilities and services, if in doing so it acts in accordance with a directive, policy or request of a governmental or quasi-governmental authority serving the public interest in the field of energy conservation or security.

6.10  LANDLORD'S WORK

      It is understood and agreed that the Tenant has entered into this Lease on the express understanding that the Landlord's Work, as defined in Schedules E and F in respect of the Premises, is limited to the scope delineated as such in Schedules E and F. It is further understood and agreed that all other improvements to the Premises constitute Tenant's Work as defined in Schedule E and shall be performed at the sole expense of the Tenant in accordance with the terms of this Lease.

                                    ARTICLE 7
          MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY TENANTS

7.1   CONDITION OF PREMISES

      Except to the extent that Landlord is specifically responsible therefore under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition, including:

      (a) repainting and redecorating the Premises and cleaning drapes and carpets at reasonable intervals as needed;

      (b) making repairs, replacements and alterations as needed, including those necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction, reasonable wear and tear and damage by fire, lightning and tempest only excepted; and

      (c) leaving the Premises in a reasonably tidy condition at the end of each business day.

7.2   FAILURE TO MAINTAIN PREMISES

      If Tenant fails to perform any obligation under Article 7.1, then on not less than ten days' notice to Tenant, Landlord may enter the Premises and perform such obligation without liability to Tenant for any loss or damage to Tenant thereby incurred and Tenant shall pay Landlord for the cost thereof, plus 15% of such cost for overhead and supervision, within ten days of receipt of Landlord's invoice therefore.

7.3   ALTERATIONS BY TENANT

      Tenant may from time to time at its own expense make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall:

      (a) comply with the requirements of the Landlord's insurer and any governmental or quasi-governmental authority having jurisdiction;

      (b)   comply with the requirements set forth in Schedule E;

      (c) be made only with the prior written consent of the Landlord after detailed plans and specifications therefore have been submitted to the Landlord;

      (d)   equal or exceed the then current standard for the Building;

      (e) be carried out only by persons selected by Tenant and approved in writing by Landlord. Such persons shall be compatible with others employed by or through the Landlord directly or indirectly including Landlord's other tenants, contractors and subcontractors and their trade union affiliations; and

      (f) if required by Landlord, deliver to Landlord before commencement of the work performance and payment bonds as well as proof of workers' compensation and public liability and property damage insurance coverage, with Landlord named as an additional insured, in amounts, with companies, and in form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work will be carried out.

      Any increase in property taxes or fire or casualty insurance premiums for the Building attributable to such change, addition or improvement shall be borne by the Tenant. In addition, Tenant shall pay Landlord 15% of the cost of such work (or, if such cost is not ascertainable, the fair market value of such work) as a fee for the Landlord's supervision.

      In the event any of the following work is required by Tenant, it shall be carried out by the Landlord under written contract with the Tenant and at the Tenant's sole expense under contract to Landlord only and by agreement in writing:

      (a)   all  approved  work  relating  to  heating,  cooling,   ventilation,
            exhaust, control, electrical distribution and life safety systems;

      (b)   patching of Building standard fireproofing;

      (c) any drilling, cutting, coring and patching for conduit, pipe sleeves, chases, duct equipment, or openings in the floors, walls, columns or roofs of the Building which is approved by Landlord; and

      (d)   installation of approved modifications to the sprinkler system.

7.4   TRADE FIXTURES AND PERSONAL PROPERTY

      Tenant may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no such installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building.

7.5   BUILDER'S LIENS

      Tenant shall pay before delinquency all costs for work done or caused to be done by Tenant in the Premises which could result in any lien or encumbrance being placed on Landlord's interest in the Land or Building or any part thereof, shall keep the title to the Land or Building and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labour for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have had knowledge of and which affects the title to the Land or Building or any part thereof, and shall cause the same to be removed within five days (or such additional time as Landlord may consent to in writing), failing which Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord.

7.6   SIGNS

      Tenant has the right to have its name displayed on the main lobby directory board for the Building, on the floor lobby directory board on each floor on which the Premises are located and on the main door to the Premises, all such signs to be at Tenant's expense and to be under the exclusive control of Landlord and to conform to the uniform pattern of identification signs for tenants of the Building prescribed by Landlord.

      If the Premises constitute one or more full floors of the Building, Tenant has the right to have a sign displaying the name of Tenant in the elevator lobby of each such floor, at Tenant's expense, provided that the design of the sign has been approved by the Landlord

7.7   NORMAL BUSINESS HOURS

      Except as otherwise specifically provided in this Lease, normal business hours for the Building shall be from 7:00 a.m. to 6:00 p.m. Monday through Friday excluding days which are legal or statutory holidays in the jurisdiction in which the Building is located.

                                    ARTICLE 8
                                      TAXES

8.1   LANDLORD'S TAXES

      Landlord shall pay before delinquency (subject to participation by Tenant by payment of Occupancy Costs under Article 4.2) every real estate tax, property tax, assessment, license fee and other charge (except for Tenant's taxes under Articles 8.2 and 8.3), which is imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of the Land or Building.

8.2   TENANT'S TAXES

      Tenant shall pay before delinquency every tax, assessment, license or privilege fee, excise, gross receipts or sales tax and other charge, however, described, which is imposed, levied, assessed or charged by any govern-mental or quasi-governmental authority having jurisdiction and which is payable in respect of the Term upon or on account of:

      (a) operations at, occupancy of, or conduct of business from the Premises by or with the percussion of Tenant;

      (b) fixtures or personal property in the Premises which do not belong to the Landlord; and

      (c) the Rent paid or payable or reserved by Tenant to Landlord for the Premises or for the use and occupancy of all or any part thereof,

      provided that if Landlord so elects by notice to Tenant, Tenant shall add any amounts payable under this Article 8.2 to the monthly installments of Annual Rent payable under Article 4.1 and Landlord shall remit such amounts to the appropriate authorities. 8.3 GOODS AND SERVICES TAXES

      The Tenant specifically acknowledges and agrees that as part of its Occupancy Costs payable pursuant to Article 4.2 hereof, the Tenant shall pay to the Landlord any multi-stage sales, sales, use, consumption, value-added or other similar taxes imposed by the Government of Canada, or by any provincial or local government upon the Landlord or the Tenant or in respect of this Lease, the payments made by the Tenant (whether Annual Rent, Occupancy Costs or otherwise)  for the  goods  and  services  provided  by the  Landlord  hereunder including, without limitation, the rental of the Premises or administrative services provided to the Tenant or to tenants generally. In addition, the Tenant shall also reimburse and indemnify the Landlord for the Tenant's Pro-rata Share of amounts paid by the Landlord as or on account of such taxes in respect of any goods or services acquired by the Landlord for the purpose of this Lease. Amounts payable by the Tenant under this Article from time to time shall be paid when Occupancy Costs under this Lease are payable, together with an administration fee in such amount as shall be standard from time to time in the office building industry, as determined by the Landlord, acting reasonably, and which is permitted by applicable legislation to cover the Landlord's costs in allocating and administering the collection of such tax.

8.4   RIGHT TO CONTEST

      Landlord and Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and other charge which it is responsible to pay under this Article 8, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

                                    ARTICLE 9
                                    INSURANCE


9.1   LANDLORD'S INSURANCE

      During the Term, Landlord shall take out and maintain (subject to participation by Tenant by payment of Occupancy Costs under Article 4.2) liability insurance, fire insurance with extended coverage, boiler and pressure vessel insurance, and such other insurance on the Building as the Landlord shall deem necessary with coverage and in amounts not less than those which are from time to time acceptable to a prudent owner in the area in which the Building is located.

9.2   TENANT'S INSURANCE

      During the Term, Tenant shall take out and maintain at its own expense:

      (a) fire insurance with extended coverage and water damage insurance in amounts sufficient to fully cover Tenant's improvements and all property in the Premises which is not owned by Landlord on a full replacement cost basis;

      (b) comprehensive general public liability insurance, with Landlord, its manager and mortgagee, if any, named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts which are from time to time carried by a prudent tenant in the community in which the Building is located, but in any event not less than $2,000,000 for death or injury to one person, $3,000,000 for death or injury to more than one person, and $500,000 for property damage, in respect of each occurrence;

      (c) Tenant's legal liability insurance for the actual cash value of the Premises from any damage howsoever caused; and

      (d) any other form of insurance that the Tenant, or the Landlord, acting reasonably, requires in amounts and for insurance risks against which a prudent tenant would insure.

      Policies for fire and liability insurance shall be in a form and with an insurer reasonably acceptable to Landlord, shall require at least thirty days written notice to Landlord of termination or material alteration of the policy during the Term and shall either waive any right of subrogation against Landlord, its manager and mortgagee, or cause the Landlord, its manager and mortgagee to be named as an insured in such policies of insurance. If requested by Landlord, Tenant shall from time to time promptly deliver to Landlord, certified copies or other evidence of such policies, and evidence satisfactory to Landlord that all premiums thereon have been paid and the policies are in full force and effect.

9.3   PLACEMENT OF TENANT'S INSURANCE BY LANDLORD

      If the Tenant fails to take out, renew or keep in force any of the policies of insurance required to be taken out and maintained by the Tenant under Article 9.2, the Landlord may do so as agent of the Tenant and the Tenant shall reimburse the Landlord any amount so paid by the Landlord as agent of the Tenant promptly upon demand by the Landlord.

                                   ARTICLE 10
                          INJURY TO PERSON OR PROPERTY

10.1  INDEMNITY BY TENANT

      Tenant shall indemnify and hold harmless Landlord from and against every demand, claim, cause of action, judgment and expense, and all losses and damage arising from:

      (a) any injury or damage to the person or property of Tenant, any other tenant in the Building or to any other person rightfully in the Building, where the injury or damage is caused by negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or results from the violation of laws or ordinances, governmental orders of any kind or of the provisions of this Lease by any of the foregoing;

      (b) any loss or damage, however caused, to books, records, files, money, securities, negotiable instruments or papers in or about the Premises;

      (c) any loss or damage resulting from interference with or obstruction of deliveries to or from the Premises; and

      (d) any injury or damage not specified above to the person or property of Tenant, its agents, servants or employees, or any other person entering upon the Premises under express or implied invitation of Tenant, where the injury or damage is caused by any reason other than the negligence or misconduct of Landlord, its agents, servants, or employees.

10.2  SUBROGATION

      The provisions of this Article 10 are subject to the waiver of any right of subrogation against Landlord in Tenant's insurance.

                                   ARTICLE 11
                            ASSIGNMENT AND SUBLETTING

11.1  ASSIGNMENT OR SUBLETTING

      The Tenant will not, during the Term, assign, transfer, sublet, part with possession or set over or otherwise by any act or deed procure the Premises or any part of them to be assigned, transferred, set over or sublet unto any persons, firm or corporation whomsoever except with the consent of the Landlord, as set out in Article 11.2. In the event Tenant desires to assign this Lease or sublet the Premises or any portion thereof to a named third party, Tenant shall first provide Landlord with any information it may reasonably require (including a true copy of the agreement to assign or sublet, as the case may be) and, if it so elects, Landlord shall have the right to terminate this Lease or sublet the Premises in the manner hereinafter mentioned.

      Tenant shall give written notice of such agreement to sublease or assign, as the case may be, to Landlord by sending a true copy thereof and Landlord shall thereupon have the following rights:

      (a) to sublease from Tenant the Rentable Area to be sublet or assigned under the said agreement on the same terms and conditions as set out in such agreement (except in respect of rent which shall be the lesser of the Rent paid therefore by Tenant under this Lease or the rent specified in such agreement) by giving written notice to Tenant within fourteen (14) days of receipt of a true copy of the said agreement; or

      (b) to terminate this Lease in respect of the Rentable Area to be sublet or assigned under the said agreement as set out in Article 11.2;

it being understood and agreed that if a portion of the Premises is being sublet or assigned, this Lease shall, at the option of the Landlord, be amended to reflect the reduction in Rentable Area of the Premises.

      Tenant shall pay the Landlord's costs on account of any request for approval and, if applicable, the preparation of the implementing documentation, in such form as may be acceptable to the Landlord, together with an administration cost of not less than $400.00 and legal costs incurred by the Landlord.

      The Tenant shall not assign or sublet all or part of the Premises to any other tenant in the Building without prior written consent of the Landlord which consent may be arbitrarily withheld, in Landlord's sole discretion.

11.2  LANDLORD'S RIGHTS

      Landlord's termination rights set out in Article 11.1 (b) above shall be exercised by giving written notice to Tenant within fourteen (14) days of receipt by Landlord of the true copy of the said agreement and such other information as the Landlord may reasonably require, and the termination date shall be such date as is stipulated in Landlord's notice which shall in no event be less than 60 days nor more than 90 days following the giving of such notice by Landlord. If Landlord exercises its rights set out in Article 11.1 (a) above, Landlord shall have an additional right to terminate this Lease in respect of the Rentable Area sublet by Tenant to Landlord and such additional right of termination shall be exercised by giving written notice to Tenant not less than 7 days prior to the end of the term of the sublease to Landlord and the termination date shall be the day following the end of the term of the said sublease. If this Lease is terminated by Landlord with respect to a part of the Premises, then Rent payable under this Lease shall thereafter abate proportionately and all other appropriate recalculations shall be made to recognize that the area of the premises to be sublet under the said agreement has abated.

      In the event that the Tenant desires to assign this Lease or sublet the Premises or any portion thereof, and Landlord does not exercise its rights set out in Article ll.l(a) or (b) above, Tenant shall, subject to the consent of Landlord being first obtained, which consent may not be arbitrarily withheld, be free to assign this Lease to the named third party in the said agreement or to sublet the Rentable Area to be sublet under the said agreement to the named third party on the terms and conditions contained in the said agreement.

      If Tenant, with the consent of Landlord, sublets Rentable Area to the named third party pursuant to the said agreement and the said agreement provides for a rental payable greater than that payable under this Lease in respect of the Rentable Area so sublet, the excess, when received by Tenant, shall be paid by Tenant to Landlord as additional rent under this Lease. All of the foregoing rights of Landlord shall be alternative to, but not in substitution for, any other rights which Landlord may have to either consent or withhold its consent to any such assigning or subletting.

      In the event any sublease is made pursuant to this Article 11, Tenant shall bear the cost of all improvements (including, without limiting the generality of the foregoing, all demising walls) necessary to separate the area to be sublet from the remainder of the Premises.

11.3  TENANT'S OBLIGATIONS CONTINUE

      No assignment or disposition by Tenant of this Lease or of any interest under this Lease, shall relieve Tenant from the performance of its covenants, obligations or agreements under this Lease. Such assignment or other disposition shall render null and void at the time of such assignment or other disposition any options to renew this Lease, options or rights to additional area and options or rights to car parking areas unless Landlord shall have otherwise agreed in writing. Upon the Landlord granting its consent to an assignment or subletting by the Tenant, the Tenant and its assignee or subtenant shall be required to enter into the Landlord's standard form consent agreement at the Tenant's cost.

11.4  SUBSEQUENT ASSIGNMENTS

      Landlord's consent to an assignment, transfer or subletting (or use or occupation of the Premises by any other person) shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, use or occupation.

11.5  CHANGE IN CORPORATE CONTROL

      If the sale, assignment, transfer or other disposition of any of the issued and outstanding capital stock of the Tenant (or of any successor or assignee of the Tenant which is a corporation) shall result in changing the control of the Tenant such sale, assignment, transfer or other disposition shall be deemed an assignment of this Lease and shall be subject to all of the provisions of this Lease with respect to assignments by the Tenant, provided, however, that the Landlord's consent shall not be required to an assignment or transfer of the issued and outstanding capital stock of the Tenant:

      (a) to a corporation controlled by or subject to the same control as the assignor or transferor;

      (b)   to a member or members of the family of the assignor or  transferor;
            or

      (c)   in the case of devolution through death.

For the purpose of this Article, "control" of any corporation shall be deemed to be vested in the person or persons owning more than 50% per cent of the voting power for the election of the board of directors of such corporation and a "member or members" of the family of any assignor or transferor shall include his spouse, parents, brothers or sisters and issue.

                                   ARTICLE 12
                                    SURRENDER

12.1  POSSESSION

      At the expiration or earlier termination of the Term, Tenant shall peaceably surrender and yield up to Landlord the Premises and all improvements made, constructed, erected or installed in the Premises in good and substantial repair and condition in accordance with its covenants to maintain and repair the Premises. Notwithstanding anything contained in this Article 12.1, upon the expiration of the Term and at Tenant's cost, Tenant shall remove all or any part of the improvements as may be required by Landlord and shall make good any damage caused by reason of the installation and removal of such improvements. On the expiration of the Term all improvements made, constructed, erected or installed in the Premises and not required by Landlord to be removed shall be deemed to have become the property of Landlord.

12.2  MERGER

      The voluntary or other surrender of the Lease by Tenant or the cancellation of the Lease by mutual agreement of Tenant and Landlord shall not work a merger, and shall at Landlord's option terminate all or any subleases. Landlord's option hereunder shall be exercised by notice to Tenant and all known subleases or subtenants in the Premises or any part thereof.

12.3  PAYMENTS AFTER TERMINATION

      No payments of money by Tenant to Landlord after the expiration or other termination of the Term or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payments of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due under this Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suits or any judgment therefore obtained.

                                   ARTICLE 13
                                  HOLDING OVER


13.1  MONTH-TO-MONTH TENANCY

      If with Landlord's written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only, at a monthly rental equal to the Rent as determined in accordance with Article 4 or such other rental as is stated in such written consent, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least 30 days advance notice of termination to the other.

13.2  TENANCY AT SUFFERANCE

      If, without Landlord's written consent, Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises upon a tenancy at sufferance only, at a monthly rental equal to two times the Rent determined in accordance with Article
4. Such tenancy at sufferance may be terminated by Landlord at any time by notice of termination to Tenant and by Tenant on the last day of any calendar month by at least 30 days advance notice of termination to Landlord.

13.3  GENERAL

      Any month-to-month tenancy or tenancy at sufferance hereunder shall be subject to all other terms and conditions of the Lease except any right of renewal and nothing contained in this Article 13 shall be construed to limit or impair any of Landlord's rights of re-entry or eviction or constitute a waiver thereof.

                                   ARTICLE 14
                              RULES AND REGULATIONS

14.1  PURPOSE

      The rules and regulations set forth in Schedule D have been adopted by Landlord for the safety, benefit and convenience of all tenants and other persons in the Building.

14.2  OBSERVANCE

      Tenant shall, at all times, comply with, and shall cause its employees, agents, licensees and invitees to comply with, such rules and regulations attached as Schedule D hereto and such further and other reasonable rules and regulations and amendments and changes thereto as may be made by the Landlord and notified to the Tenant by mailing a copy thereof to the Tenant or by posting same in a conspicuous place in the Building. All such rules and regulations now or hereafter in force shall be read as forming part of this Lease.

14.3  NON-COMPLIANCE

      Landlord shall use its best efforts to secure compliance by all tenants and other persons with such rules and regulations from time to time In effect, but shall not be responsible to Tenant for failure of any person to comply with such rules and regulations.

14.4  LOADING AND UNLOADING

      The delivery and shipping of merchandise, supplies, fixtures, and other materials or goods of whatsoever nature to or from the Premises and all loading, unloading, and handling thereof shall be done only at such times, in such areas, by such means, and through such elevators, entrances, malls and corridors as are designated by Landlord.

                                   ARTICLE 15
                                  EXPROPRIATION

15.1  TAKING OF PREMISES

      If during the Term all of the Premises shall be taken for any public or quasi-public use under any statute or by right of expropriation, or purchases under threat of such taking, this Lease shall automatically terminate on the date on which the expropriating authority takes possession of the Premises (thereinafter called the "date of such taking").

15.2  PARTIAL TAKING OF BUILDING

      If during the Term only part of the Building is taken or purchased as set out in Article 15.1, then:

      (a) if in the reasonable opinion of Landlord substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least 30 days written notice of such termination, and

      (b) if more than one-third of the number of square feet in the Premises is included in such taking or purchase, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least 30 days written notice thereof.

If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the notice, provided however, that no termination pursuant to notice hereunder may occur later than 60 days after the date of such taking.

15.3  SURRENDER

      On any such date of termination under Articles 15.1 or 15.2, Tenant shall immediately surrender to Landlord the Premises and all interest therein under this Lease. Landlord may re-enter and take possession of the Premises and remove Tenant there from, and the Rent shall abate on such date in respect of the portion taken. After such termination, and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay Landlord such Rent.

15.4  PARTIAL TAKING OF PREMISES

      If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of the Lease shall expire with respect to the portion so taken on the date of such taking. In such event the Rent payable hereunder with respect to such portion so taken shall abate on such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

15.5  AWARDS

      Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any award or compensation attributable to the taking or purchase of Tenant's improvements, chattels or trade fixtures, or the removal or relocation of its business. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefore to the other.

                                   ARTICLE 16
                        DAMAGE BY FIRE OR OTHER CASUALTY

16.1  LIMITED DAMAGE TO PREMISES

      If all or part of the Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of the Landlord's Architect, can be substantially repaired under applicable laws and government regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium), the Landlord and the Tenant, as the case may be, according to the nature of the damage and their respective obligations to repair, shall repair the damage with all reasonable diligence.

16.2  MAJOR DAMAGE TO PREMISES

      If all or part of Premises are rendered untenantable by damage from fire or other casualty which, in the reasonable opinion of an architect acceptable to Landlord and Tenant, cannot be substantially repaired under applicable laws and governmental regulations within 180 days from the date of such casualty (employing normal construction methods without overtime or other premium), then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than 10 days after receipt of such Architect's opinion, failing which the Landlord or the Tenant, as the case may be, according to the nature of the damage and their respective obligations under this Lease, shall repair such damage with all reasonable diligence.

16.3  ABATEMENT

      If Landlord is required to repair damage to all or part of the Premises under Articles 16.1 or 16.2 the Rent payable by Tenant hereunder shall be proportionately reduced to the extent that the Premises are thereby rendered unusable by Tenant in its business, from the date of such casualty until 5 days after completion by Landlord of the repairs to the Premises (or the part thereof rendered untenantable) or until Tenant again uses the Premises (or the part thereof rendered untenantable) in its business, whichever first occurs.

16.4  MAJOR DAMAGE TO BUILDING

      If all or a substantial part (whether or not including the Premises) of the Building is rendered untenantable by damage from fire or other casualty to such a material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished or reconstructed whether or not to be reconstructed in whole or in part, Landlord may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to Tenant not more than 60 days after the date of such casualty, in which event:

      (a) the Tenant shall deliver up possession of the Premises to the Landlord within 30 days after delivery of the notice of termination; and

      (b) Rent shall be apportioned and paid to the date upon which possession has been delivered up,

but otherwise, the Landlord or the Tenant, as the case may be, according to the nature of the damage and their respective obligations under this Lease, shall repair such damage with all reasonable diligence.

16.5  LIMITATION ON LANDLORD'S LIABILITY

      Except as specifically provided in this Article 16, there shall be no reduction of Rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, howsoever caused, or from the making of any repairs resulting there from in or to any portion of the Building or the Premises. Notwithstanding anything contained herein, Rent payable by Tenant hereunder shall not be abated, if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under express or implied invitation of Tenant.

                                   ARTICLE 17
                              TRANSFERS BY LANDLORD

17.1  SALE, CONVEYANCE AND ASSIGNMENT

      Nothing in this Lease shall restrict the right of Landlord to sell, convey, assign or otherwise deal with the Land or the Building, subject only to the rights of Tenant under this Lease.

17.2  Effect of Sale, Conveyance or Assignment

      A sale, conveyance or assignment of the Building shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord's successor in interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor in interest there under.

17.3  SUBORDINATION

      This Lease is and shall be subject and subordinate in all respects to any and all mortgages and leasehold interests now or hereafter placed on the Building or Land, and to all renewals, modifications, consolidations, replacements and extensions thereof.

17.4  ATTORNMENT

      If the interest of Landlord is transferred to any person (herein called the "Purchaser") by reason of foreclosure or other proceedings for enforcement of any such mortgage, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

17.5  EFFECT OF ATTORNMENT

      Upon attornment under Article 17.4 this Lease shall continue in full force and effect as a direct lease between Purchaser and Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be:

      (a)   liable for any act or omission of Landlord; or

      (b) subject to any offsets or defenses which Tenant might have against Landlord; or

      (c) bound by any prepayment by Tenant of more than one month's installment of Rent, or by any previous modification of this Lease, unless such prepayment or modification shall have been approved in writing by Purchaser or any predecessor in interest except Landlord.

17.6  EXECUTION OF INSTRUMENTS

      The subordination and attornment provisions of this Article 17 shall be self-operating and no further instrument shall be required. Nevertheless Tenant, on request by and without cost to Landlord or any successor in interest, shall execute and deliver any and all instruments further evidencing such subordination and (where applicable hereunder) attornment.

                                   ARTICLE 18
                NOTICES, ACKNOWLEDGEMENTS, AUTHORITIES FOR ACTION

18.1  NOTICES

      Any notice from one party to the other hereunder shall be in writing and shall be deemed duly served if delivered personally to a responsible employee of the party being served, or if mailed by registered or certified mail addressed to Tenant at the Premises (whether or not Tenant has departed from, vacated or abandoned the same) or to Landlord at 1120, 833 - 4th Avenue S.W., Calgary, Alberta, T2P3T5, attention Property Manager, or any other place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, seven days after the date of mailing thereof. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

18.2  ACKNOWLEDGEMENTS

      Each of the parties hereto shall at any time and from time to time upon not less than 20 days prior notice from the other execute, acknowledge and deliver a written statement certifying that:

      (a) this Lease is in full force and effect, subject only to such modification (if any) as may be set out therein;

      (b) Tenant is in possession of the Premises and paying Rent as provided in this Lease;

      (c)   the dates (if any) to which Rent is paid in advance; and

      (d) that there are not, to such party's knowledge any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed.

Any such statement may be relied upon by any prospective transferee or encumbrances of all or any portion of the Building, or any assignee of any such persons. If Tenant fails to timely deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance.

18.3  AUTHORITIES FOR ACTION

      Landlord may act in any matter provided for herein by its property manager and any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant shall designate in writing one or more persons to act on its behalf in any matter provided for herein and may from time to time change, by notice to Landlord, such designation. In the absence of any such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

                                   ARTICLE 19
                                     DEFAULT

19.1  INTEREST AND COSTS OF LEASE OF SPACE

      Tenant shall pay to Landlord interest at a rate equal to 5% per annum over the prime rate charged by the Landlord's principal banker to Landlord, calculated and compounded monthly, upon all Rent required to be paid hereunder from the due date for payment thereof until the same is fully paid and satisfied. Tenant shall indemnify Landlord against all costs, charges (including legal fees and disbursements on a solicitor and his own client basis ) lawfully and reasonably incurred in enforcing payment thereof, and in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the Term of this Lease, or in enforcing covenant, provision or agreement of Tenant herein contained.

19.2  RIGHT OF LANDLORD TO PERFORM COVENANTS

      All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without abatement of Rent. If Tenant shall fail to perform any act on its part to be performed hereunder, and such failure shall continue for 10 days after notice thereof from Landlord, Landlord may (but shall not be obligated to do so) perform such act without waiving or releasing Tenant from any of its obligations relative thereto. All sums paid or costs incurred by Landlord in so performing such acts under this Article 19.2, together with interest thereon at the rate set out in Article 19.1 from the date each such payment was made or each such cost incurred by Landlord, shall be payable by Tenant to Landlord on demand.

19.3  EVENTS OF DEFAULT

      If and whenever:

      (a) all or any part of the Rent hereby reserved is not paid when due, and such default continues for seven days after the due date thereof;

      (b) the remaining Term of this Lease, or any goods, chattels or equipment of Tenant is taken or exigible in execution or in attachment or if a writ of execution is issued against Tenant;

      (c) Tenant becomes insolvent or commits an act of bankruptcy or becomes bankrupt or takes the benefit of any statute that may be in force for bankrupt or insolvent debtors or becomes involved in voluntary or involuntary winding-up proceedings or if a receiver shall be appointed for the business, property, affairs or revenues of Tenant;

      (d) Tenant makes a bulk sale of its goods or moves or commences, attempts or threatens to move its goods, chattels and equipment out of the Premises (other than in the normal course of its business) or ceases to conduct business from the Premises; or

      (e) Tenant fails to observe, perform and keep each and every one of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by Tenant (other than payment of Rent) and persist in such failure after 10 days notice by Landlord requiring that Tenant remedy, correct, desist or comply (or if any such breach would reasonably require more than 10 days to rectify, unless Tenant commences rectification within the 10 days notice period and thereafter promptly and effectively and continuously proceeds with the rectification of the breach);

then and in any of such cases, at the option of Landlord, the full amount of the then current month's and the next ensuing three months' installments of Annual Rent, together with all expenses incurred by Landlord in performing any of Tenant's obligations under this Lease, re-entering or terminating and re-letting, collecting sums due or payable by Tenant, effecting seizure and realizing upon assets seized (including brokerage fees and legal fees and disbursements on a solicitor and his own client basis), and the expense of keeping the Premises in good order, repairing the same and preparing them for re-letting, shall immediately become due and payable and Landlord may immediately distain for the same, together with any arrears then unpaid; and Landlord may without notice or any form of legal process forthwith re-enter upon and take possession of the Premises or any part thereof in the name of the whole and remove and sell Tenant's goods, chattels and trade fixtures there from, any rule of law or equity to the contrary notwithstanding; and Landlord may seize and sell such goods, chattels and equipment of Tenant whether within the Premises or removed there from, and the Tenant waives or renounces the benefit of any present or future law taking away or limiting the Landlord's right of distress on the property of the Tenant, and may apply the proceeds thereof to all Rent and other payments to which Landlord is then entitled under this Lease. Any such sale may be effected in the discretion of Landlord by public auction or otherwise, and either in bulk or by individual item, or partly by one means and partly by another, all as Landlord in its entire discretion may decide. If any of Tenant's property is disposed of as provided in this Article 19.3, 10 days prior notice to Tenant of disposition shall be deemed to be commercially reasonable.

19.4  WAIVER OF EXEMPTION AND REDEMPTION

      Notwithstanding anything contained in any statute now or hereafter in force limiting or abrogating the right of distress, none of Tenant's goods, chattels or trade fixtures on the Premises at any time during the continuance of the Term shall be exempt from levy by distress for Rent in arrears, and upon any claim being made for such exemption by Tenant or on distress being made by Landlord this agreement may be pleaded as an estoppel against Tenant in any action brought to test the right to levying upon any such goods as are named as exempted in any such statute, Tenant hereby waiving all and every benefit that could or might have accrued to Tenant under and by virtue of any such statute but for this Lease. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the terms or conditions of this Lease or otherwise.

19.5  SURRENDER

      If and whenever Landlord is entitled to or does re-enter, Landlord may terminate this Lease by giving notice thereof, and in such event Tenant shall forthwith vacate and surrender the Premises.

19.6  PAYMENTS

      If Landlord shall re-enter or if this Lease shall be terminated hereunder, Tenant shall pay to Landlord on demand:

      (a) Rent up to the time of re-entry or termination, whichever shall be the later, plus accelerated rent as herein provided;

      (b) all expenses incurred by Landlord in performing any of Tenant's obligations under this Lease, re-entering or terminating and re-letting, collecting sums due or payable by Tenant, realizing upon assets seized (including brokerage fees and legal fees and disbursements on a solicitor and his own client basis), and the expense of keeping the Premises in good order, repairing the same and preparing them for re-letting; and

      (c) as damages for the loss of income of Landlord expected to be derived from the Premises, the amounts (if any) by which the Rent which would have been payable under this Lease exceeds the payments (if any) received by Landlord from other tenants in the Premises, payable on the first day of each month during the period which would have constituted the unexpired portion of the Term had it not been terminated, or at the election of Landlord by notice to Tenant at or after re-entry or termination, a lump sum amount equal to the Rent which would have been payable under this Lease from the date of such election during the period which would have constituted the unexpired portion of the Term had it not been terminated, reduced by the rental value of the Premises for the same period, established by reference to the terms and conditions upon which Landlord re-lets them if such re-letting is accomplished within a reasonable period after termination, and otherwise established by reference to all market and other relevant circumstances; Rent and rental value being reduced to present worth at an assumed interest rate of 10% per cent on the basis of Landlord's estimates and assumptions of fact which shall govern unless shown to be erroneous.

19.7  REMEDIES CUMULATIVE

      No reference to nor exercise of any specific right or remedy by Landlord shall prejudice or preclude Landlord from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy, but Landlord may from time to time exercise any one or more of such remedies independently or in combination.

                                   ARTICLE 20
                              HAZARDOUS SUBSTANCES

20.1  TENANT'S COVENANTS

      The Tenant covenants and agrees that it will:

      (a)   not bring or allow any  Hazardous  Substance  to be brought onto the
            Land  or  Building  or  the  Premises   except  in  compliance  with
            Environmental Law;

      (b) comply at all times and require all those for whom the Tenant is in law responsible to comply at all times with Environmental Law as it affects the Premises or the Land or Building;

      (c) give notice to the Landlord of the presence at any time during the Term of any Hazardous Substance on the Premises (or the Land or Building if such substance is in the control of the Tenant) together with such information concerning such Hazardous Substance and its presence on the Premises or the Land or Building as the Landlord may require;

      (d) give notice to the Landlord of any occurrence which might give rise to a duty under Environmental Law by either the Tenant or the Landlord with respect to the presence of any Hazardous Substance on the Premises or the Land or Building including, without limitation, Notice of any discharge, release, leak, spill or escape into the environment of any Hazardous Substance at, to or from the Premises or the Land or Building;

      (e) in any case where the Tenant has given notice as to the presence of a Hazardous Substance on the Premises or the Land or Building, or is required to give such notice, or where the Landlord has reasonable grounds to believe that any Hazardous Substance is going to be or has been brought onto the Premises or the Land or Building by the Tenant or any person for whom the Tenant is in law responsible, to commission an Environmental Audit at the Tenant's expense when required by the Landlord to do so;

      (f) comply with any investigative, remedial or precautionary measures required under Environmental Law or as reasonably required by the Landlord, be fully and completely liable to the Landlord for any and all investigation, clean up, remediation, restoration or monitoring costs or any costs incurred to comply with Environmental Law or any request by the Landlord that such measures be taken;

      (g) protect, indemnify and save each of the Landlord and its directors, officers, employees, agents, successors and assigns completely harmless from and against any Environmental Claim, directly or indirectly incurred, sustained or suffered by or asserted against the Landlord and/or its directors, officers, employees, agents, successors and assigns caused by or attributable to, either directly or indirectly, any act or omission of the Tenant and/or any person for whom the Tenant is in law responsible;

      (h) enter into any additional contract of insurance respecting the Premises which the Landlord may reasonably require to protect the Landlord and its directors, officers, employees, agents, successors and assigns from any Environmental Claim respecting the Premises;

      (i) provide to the Landlord such security as the Landlord may from time to time require, acting reasonably, to ensure compliance by the Tenant of its covenants herein contained; and

      (j) provide access to the Premises for the Landlord or its agent, to conduct an Environmental Audit of the Premises, at the Tenant's expense, at least two (2) months prior to the expiry of the Term of this Lease.

20.2  INQUIRIES BY LANDLORD

      The Tenant hereby authorizes the Landlord to make inquiries from time to time of any government or governmental agency with respect to the Tenant's compliance with the Environmental Law at the Premises, and the Tenant covenants and agrees that the Tenant will from time to time provide to the Landlord such written authorization as the Landlord may reasonably require in order to facilitate the obtaining of such information. The Landlord or its agent may inspect the Premises from time to time without notice, in order to verify the Tenant's compliance with the Environmental Law and the requirements of this Lease respecting Hazardous Substance. If the Landlord suspects that the Tenant is in breach of any of its covenants herein, the Landlord and its agent shall be entitled to conduct an Environmental Audit immediately, and the Tenant shall provide access to the Landlord and its agent for the purpose of conducting an Environmental Audit. Such Environmental Audit shall be at the Tenant's expense, and the Tenant shall forthwith remedy any problems identified by the Environmental Audit, and shall ensure that it complies with all of its covenants herein. Upon request by the Landlord from time to time, the Tenant shall provide to the Landlord a certificate executed by a senior officer of the Tenant certifying ongoing compliance by the Tenant with its covenants contained herein.

20.3  Ownership of Hazardous Substances

      If the Tenant shall bring or create upon the Premises, the Building or the Land any Hazardous Substance or if the conduct of the Tenant's business shall cause there to be any Hazardous Substance upon the Land or the Premises then, notwithstanding any rule of law to the contrary, such Hazardous Substance shall be and remain the sole and exclusive property of the Tenant and shall not become the property of the Landlord notwithstanding the degree of affixation of the Hazardous Substance or the goods containing the Hazardous Substance to the Premises or the Land and notwithstanding the expiry or earlier termination of this Lease.

20.4  Landlord's Remedies upon Default

      Upon the Tenant's material default under this Article and in addition to the rights and remedies set forth elsewhere in this Lease, the Landlord shall be entitled to the following rights and remedies:

      (a)   at the Landlord's option, to terminate this Lease, and/or

      (b) to recover any and all damages associated with the material default, including without limitation, in addition to any rights reserved or available to the Landlord in respect of an early termination of this Lease, cleanup costs and charges, civil and criminal penalties and fees, loss of business and sales by the Landlord and other tenants of the Land or Building, any and all damages and claims asserted by third parties and Landlord's solicitors' fees and disbursements on a solicitor and his own client basis.

                                   ARTICLE 21
                                  MISCELLANEOUS

21.1  RELATIONSHIP OF PARTIES

      Nothing contained in this Lease shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

21.2  CONSENT NOT UNREASONABLY WITHHELD

      Except as otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance, and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefore.

21.3  NAME OF BUILDING

      Landlord shall have the right, after 30 days notice to Tenant, to change the name, number or designation of the Building, during the Term without liability to Tenant.

21.4  APPLICABLE LAW AND CONSTRUCTION

      This Lease unless otherwise agreed by the parties shall be governed by and construed under the laws of the jurisdiction in which the Building is located, and its provisions shall be construed as a whole according to their common meaning and not strictly for or against Landlord or Tenant. The words Landlord and Tenant shall include the plural as well as the singular. Time is of the essence in this Lease and each of its provisions and continues to be of the essence notwithstanding any indulgences given by Landlord. The captions of the Articles are included for convenience only, and shall have no effect upon the construction or interpretation of this Lease.

21.5  ENTIRE AGREEMENT

      There are no terms and conditions which at the date of execution of this Lease are additional or supplemental to those set out on the pages of this Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease.

21.6  AMENDMENT OR MODIFICATION

      Unless otherwise specifically provided in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same manner as the execution of this Lease.

21.7  CONSTRUED COVENANTS AND SEVERABILITY

      All of the provisions of this Lease are to be construed as covenants and agreements as though the word importing such covenants and agreements were used in each separate Article hereof. Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

21.8  NO IMPLIED SURRENDER OR WAIVER

      No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach. Landlord's receipt of Rent with knowledge of a breach by Tenant of any term or condition of the Lease shall not be deemed a waiver of such term or condition. No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing and signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of the Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any cheque or any letter accompanying any cheque, or payment as Rent, be deemed an accord and satisfaction, and Landlord may accept such cheque or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

21.9  SUCCESSORS BOUND

      Except as otherwise specifically provided, the covenants, terms and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

21.10 LIABILITY: JOINT/SEVERAL

      In the event there is more than one entity or person which or who are parties constituting the Tenant under this Lease, the obligation imposed upon the Tenant under this Lease shall be joint and several.

21.11 SET-OFF

      In the event the Landlord is liable for any payment or reimbursement to the Tenant then unless otherwise provided for in this Lease Landlord has the right to set-off such reimbursement or liability against liabilities of Tenant to Landlord.

21.12 REGISTRATIONS

      The Tenant agrees with the Landlord not to register this Lease nor any notice of this Lease in any Land Titles Office in any form without written consent of the Landlord. If such consent is provided such notice of Lease or caveat shall be in such form as the Landlord shall have approved and upon payment of the Landlord's reasonable fee for same and allocable transfer or recording taxes or charges. The Tenant shall remove and discharge at the Tenant's expense the registration of such a notice at the expiry or the earlier termination of the Term and in the event of Tenant's failure to remove or discharge this notice or caveat after 10 days written notice by Landlord or Tenant, the Landlord may in the name and on behalf of the Tenant execute a discharge of such a notice in order to remove and discharge such notice and for the purposes thereof, the Tenant hereby irrevocably constitutes and appoints any officer of the Landlord the true and lawful attorney of the Tenant.

21.13 UNAVOIDABLE DELAY

      Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the fulfillment of any obligation hereunder in respect to the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of monies required to be paid by the Tenant to the Landlord hereunder) by reason of:

      (a)   strikes or work stoppages;

      (b) being unable to obtain any material, service, utility or labour required to fulfill such obligations; or

      (c)   other unavoidable occurrences,

then the time for fulfillment of such condition and obligation shall be extended during the period in which such circumstances operates to prevent, delay or restrict fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

21.14 RIGHT OF FIRST REFUSAL

      So long as:

      (a)   an Event of Default has not occurred; and

      (b) Paradigm Geophysical Canada Ltd. is in possession of all of the Premises, has not sublet the Premises in part or in whole and has not assigned the Lease in part or in whole or otherwise parted with possession of the Premises in part or in whole;

the Landlord agrees that prior to renting the space located in the Building on the 6th floor cross-hatched in black on the plan attached as Schedule A-2 (the "First Refusal Space") to a third party and subject to any prior rights in respect of the First Refusal Space , the Landlord shall submit to the Tenant a copy of the proposed lease which the Landlord is willing to accept from the third party (the "Offered Lease"). On or before the 2nd business day after the date of such submission the Tenant will have the right (the "First Refusal Right") to send the Landlord a notice stating that the Tenant elects to rent the First Refusal Space upon the identical terms and conditions set forth in the Offered Lease (the "Offered Lease Terms").

      If the Tenant duly and timely exercises the First Refusal Right, the Landlord and the Tenant will promptly (and in any event within 10 business days after the Landlord's receipt of the Tenant's notice) enter into a lease or an amendment to this Lease for the First Refusal Space (the "New Lease") on the Offered Lease Terms. If for any reason the Tenant fails to duly and timely exercise the First Refusal Right, or if the Tenant properly exercises it but thereafter for any reason (except the Landlord's fault) does not timely enter into the New Lease, the Landlord will be free to lease the First Refusal Space to another tenant on the Offered Lease Terms and the First Refusal Right and the Landlord's obligation under this section will cease to have effect throughout the remainder of the Term and any extensions or renewals thereof.

      Notwithstanding any contrary provision hereof the Tenant agrees that any default by it under this Lease will be deemed to constitute a like default under the New Lease.

21.15 PARKING

      The Landlord agrees to make available to the Tenant as a licensee on the Commencement Date and thereafter throughout the Term, 4 single stalls in parking facility in the Building (the "Parking Facility"). The Tenant shall pay parking fees to the Landlord (or to the parking operator if the Landlord so directs) throughout the Term at the prevailing rates being charged for parking stalls in the Parking Facility, from time to time, which at the Commencement Date is $285.00 per permit per month. Where the prevailing parking rates in the Parking Facility are being generally increased by the Landlord, the Landlord shall be entitled to increase the Tenant's parking fees upon 30 days written notice to the Tenant. Each such payment shall be made in advance on the first day of each month throughout the Term. The use of the parking stalls within the Parking Facility by the Tenant shall be conditional on the following:

      (a)   execution and delivery of this Lease by the Landlord and the Tenant;

      (b)   there being no unremedied event of default under Article 19.3;

      (c) the Landlord has the right to relocate any of he Tenant's parking stalls upon 7 days prior notice;

      (d) the Landlord's right to make such Rules and Regulations with respect to the use of the Parking Facility as the Landlord deems advisable from time to time;

      (e) the use by the Tenant of the Parking Facility is subject to the exclusive control of the Landlord;

      (f)   the Tenant shall use the Parking Facility at its sole risk;

      (g) the Tenant, if the Landlord so requests, entering into a parking agreement on the Landlord's then current standard form;

      (h) the Landlord shall not be responsible for any loss due to theft of, fire or damage due to automobiles or its contents of the Tenant or those of its agents, employees, servants, invitees or licensees; and

      (i)   the   licence   granted   to   the   Tenant   being   personal   and
            non-transferable except to its employees and agents.

      The Tenant's rights under this section shall terminate upon expiry or earlier termination of the Lease or the Landlord taking possession of the Premises. The Tenant acknowledges and agrees further that the Tenant's rights under this section are contractual rights only and do not form a part of the Premises and, further, that no Landlord and Tenant relationship exists with respect to these rights, but the obligations shall be binding upon the successors and assigns of the Landlord's interest in the Building.

      IN WITNESS WHEREOF the parties hereto have affixed their respective corporate seals, duly attested by the hands of their respective authorized officers in that regard as of the day and year first above written.


LANDLORD:

                                           CONSOLIDATED PROPERTIES

(520 - 5TH AVENUE) LTD.
R. Scott Hutcheson, President & CEO        Per: /s/R. Scott Hutcheson
-----------------------------------           ----------------------------------
                                           I/We Have the authority to bind the
                                           corporation

TENANT:
                                           PARADIGM GEOPHYSICAL CANADA LTD.

Moosy Teablus, President                   Per: /s/ Moosy Teablus
-----------------------------------           ----------------------------------
Name & Title

Mady Payner, Office Manager                Per: /s/ Mady Payner
-----------------------------------           ----------------------------------
Name & Title
                                           I/We Have the authority to bind the
                                           corporation

                    SCHEDULE A - FLOOR PLAN (Area A Premises)


SCHEDULE A-1 - FLOOR PLAN (Area B Premises)

(Floor Plan Image)

SCHEDULE A-1 - FLOOR PLAN (Area C Premises)


(Floor Plan Image)

                         SCHEDULE B - LEGAL DESCRIPTION

PLAN "A 1" BLOCK 16

LOTS 23, 24 AND 25 AND THAT PORTION OF LOT 26 WHICH LIES TO THE EAST OF THE WESTERLY 2.88 FEET THROUGHOUT THE SAID LOT 26

EXCEPTING THEREOUT: (AS TO SURFACE)

PLAN              NUMBER            AREA
-----             ------            -----
ROAD              8910616           (PTN) (LOTS 23, 24, 25,26)

                  SCHEDULE C - DETERMINATION OF OCCUPANCY COSTS

DEFINITIONS:

      In this Lease

      (a)   "Capital  Tax"  means an amount  allocated  by the  Landlord  to the
            Building in respect of taxes, rates, duties and assessments presently or hereafter levied, rated, charged or assessed from time to time upon the Landlord and payable by the Landlord (or any corporation acting on behalf of the Landlord) on account of the capital that the Landlord has invested in the Building. Capital Tax shall be allocated:

            (i) as if the amount of such tax were that amount due if the Building were the only property of the Landlord; and

            (ii) on the basis of the Landlord's determination of the amount of capital attributable to the Building.

            Capital Tax also means the amount of any capital, sales or place of business tax levied by any government or other applicable taxing authority against the Landlord with respect to the Building whether known as Capital Tax or by any other name.

      (b) "Occupancy Costs" means the Tenant's Pro-rata Share of the amount of Operating Expenses and Real Estate Taxes, calculated annually.

      (c) "Operating Expenses" shall mean all costs which shall be incurred by the Landlord for the complete maintenance, repair, replacement, operating and administration of the Building and property, such as are in keeping with maintaining the standard of a first class office building so as to give it high character and distinction, including without limitation:

                  (1)   cost of heating, ventilating and air conditioning;

                  (2)   cost of providing hot and cold water;

                  (3)   cost of sewer charges;

                  (4) cost of fire, casualty, liability, rental and other insurance which the Landlord carries and the costs of any deductible amount paid by the Landlord in connection with a claim made by the Landlord under such insurance;

                  (5) cost of Building office expenses, including telephones, stationery and supplies;

                  (6)   cost of fuel;

                  (7) cost of providing electricity and other utilities not otherwise chargeable to tenants;

                  (8) cost of all elevator and escalator (if installed in the Building) maintenance and operation;

                  (9) cost of porters, reception staff, maintenance, management and engineering staff and other non-administrative personnel, including salaries, wages and fringe benefits;

                  (10)  cost of providing security;

                  (11) cost of providing janitorial services; window cleaning and garbage removal;

                  (12)  cost of supplies and materials;

                  (13)  cost of landscaping, gardening and snow and ice removal;

                  (14)  cost of decoration and maintenance of Common Areas;

                  (15)  cost of consulting engineering fees;

                  (16) cost of repairs and replacements, unless otherwise included under operating costs;

                  (17)  costs of all service contracts;

                  (18) cost of business taxes and audit fees for determining the amounts payable under leases;

                  (19) cost of the rental charge which in the Landlord's reasonable opinion is the average market rent or the average rent charged to tenants of the Building, for the non-leasable service areas serving the Building including without limitation and without duplication any enclosed garbage, utility, transformer, electrical, telephone or storage rooms, corridors, and lobby area;

                  (20) cost of each "major expenditure" (as hereinafter defined) which may be expensed in the year incurred, or at the Landlord's option amortized over the period of the Landlord's reasonable estimate of the economic life of the item acquired, but not to exceed fifteen years, using equal monthly installments of principal and interest at the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank, per annum compounded semi-annually, where "major expenditure" shall mean any single expenditure incurred for replacement of machinery, equipment, building elements, repairs, systems or facilities in connection with the property or Building which expenditure is more than 10% of the total Occupancy Costs for the previous Fiscal Year, or for modifications or additions to the Building or property if one of the principal purposes of such modification or addition was to reduce energy consumption or Operating Expenses or was required by government regulation;

                  (21) depreciation for all structures, improvements, furnishings, fixtures, equipment, machinery, facilities, systems, and property which is part of or installed in or used in connection with the Building which, by their nature require periodic or substantial repair or replacement, or which are installed or used primarily to reduce the cost or consumption of other items included in Operating Expenses (whether or not such costs in respect of the same are, in fact, reduced); and

                  (22) the cost of management fees paid to managing agents or Landlord's charges in lieu thereof if the Landlord manages the property;

      There shall be excluded from Operating Expenses the following:

                  i. interest on Landlord's debt and capital retirement of debt;

                  ii. such Operating Expenses as are recovered from proceeds of insurance paid to the Landlord;

                  iii.  costs  as   determined  by  the  Landlord  of  repairing
                        structural defects in the Building;

                  iv. costs as determined by the Landlord of acquiring new tenants to the property; and

                  v. any amounts directly charged by the Landlord to any tenant or tenants.

      (d) "Real Estate Taxes" means: (a) any form of assessment (including any "special" assessment), property tax, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty or tax, imposed by any authority having the direct power to tax, including any city, county, provincial or federal government, or any school, agricultural, lighting, water drainage or other improvement or special district thereof, against the Premises or the Building or the Lands or any legal or equitable interest of Landlord therein; (b) any tax on Landlord's right to rent the Premises or against Landlord's business of leasing the Premises; (c) any assessment, tax, fee, levy or charge in substitution, partially or totally, of or in addition to any assessment, tax, fee, levy or charge previously included within the definition of Real Estate Taxes which may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services provided to property owners or occupants; (d) all business taxes and other taxes, if any, from time to time payable by Landlord with respect to the Common Areas; (e) Capital Tax as it relates to or is attributed by Landlord to the Building; (f) any business transfer tax; (g) any goods and services tax and other taxes payable pursuant to Article 8.3 of this Lease; (h) and all taxes or business taxes, if any, not recovered, or which in Landlord's opinion are not recoverable, from tenants of the Building. It is the intention of Landlord and Tenant that all new assessments, taxes, fees, levies and charges be included within the definition of Real Estate Taxes for purposes of this Lease. The following shall also be included within the definition of Real Estate Taxes for purposes of this

            Lease; provided, however, that Tenant shall pay Landlord the entire amount thereof (i) any tax allocable to or measured by the area of the Premises or the rental'payable hereunder, including without limitation, any gross income, privilege, sales or excise tax levied by any municipal or provincial or federal government, with respect to the receipt of such rental, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (ii) any tax upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (iii) all costs incurred by the Landlord contesting or appealing the Real Estate Taxes (including, without limitation, legal, appraisal and other professional fees and costs and administration and overhead costs). "Real Estate Taxes" shall not include the Landlord's income, franchise, inheritance or estate taxes. (e) "Tenant's Pro-rata Share" shall be a fraction, equal to the Rentable Area of the Premises, divided by the total Rentable Area of the Building.

      (20) cost of each "major expenditure" (as hereinafter defined) which may be expensed in the year incurred, or at the Landlord's option amortized over the period of the Landlord's reasonable estimate of the economic life of the item acquired, but not to exceed fifteen years, using equal monthly installments of principal and interest at the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank, per annum compounded semi-annually, where "major expenditure" shall mean any single expenditure incurred for replacement of machinery, equipment, building elements, repairs, systems or facilities in connection with the property or Building which expenditure is more than 10% of the total Occupancy Costs for the previous Fiscal Year, or for modifications or additions to the Building or property if one of the principal purposes of such modification or addition was to reduce energy consumption or Operating Expenses or was required by government regulation;

      21) depreciation for all structures, improvements, furnishings, fixtures, equipment, machinery, facilities, systems, and property which is part of or installed in or used in connection with the Building which, by their nature require periodic or substantial repair or replacement, or which are installed or used primarily to reduce the cost or consumption of other items included in Operating Expenses (whether or not such costs in respect of the same are, in fact, reduced); and

      (22) the cost of management fees paid to managing agents or Landlord's charges in lieu thereof if the Landlord manages the property;

      There shall be excluded from Operating Expenses the following:

      i.    interest on Landlord's debt and capital retirement of debt;

      ii. such Operating Expenses as are recovered from proceeds of insurance paid to the Landlord;

      iii. costs as determined by the Landlord of repairing structural defects in the Building;

      iv. costs as determined by the Landlord of acquiring new tenants to the property; and

      v. any amounts directly charged by the Landlord to any tenant or tenants.

      (d) "Real Estate Taxes" means: (a) any form of assessment (including any "special" assessment), property tax, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty or tax, imposed by any authority having the direct power to tax, including any city, county, provincial or federal government, or any school, agricultural, lighting, water drainage or other improvement or special district thereof, against the Premises or the Building or the Lands or any legal or equitable interest of Landlord therein; (b) any tax on Landlord's right to rent the Premises or against Landlord's business of leasing the Premises; (c) any assessment, tax, fee, levy or charge in substitution, partially or totally, of or in addition to any assessment, tax, fee, levy or charge previously included within the definition of Real Estate Taxes which may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services provided to property owners or occupants; (d) all business taxes and other taxes, if any, from time to time payable by Landlord with respect to the Common Areas; (e) Capital Tax as it relates to or is attributed by Landlord to the Building; (0 any business transfer tax; (g) any goods and services tax and other taxes payable pursuant to Article 8.3 of this Lease; (h) and all taxes or business taxes, if any, not recovered, or which in Landlord's opinion are not recoverable, from tenants of the Building. It is the intention of Landlord and Tenant that all new assessments, taxes, fees, levies and charges be included within the definition of Real Estate Taxes for purposes of this Lease. The following shall also be included within the definition of Real Estate Taxes for purposes of this Lease; provided, however, that Tenant shall pay Landlord the entire amount thereof (i) any tax allocable to or measured by the area of the Premises or the rental payable hereunder, including without limitation, any gross income, privilege, sales or excise tax levied by any municipal or provincial or federal government, with respect to the receipt of such rental, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (ii) any tax upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (iii) all costs incurred by the Landlord contesting or appealing the Real Estate Taxes (including, without limitation, legal, appraisal and other professional fees and costs and administration and overhead costs). "Real Estate Taxes" shall not include the Landlord's income, franchise, inheritance or estate taxes.

      (e) "Tenant's Pro-rata Share" shall be a fraction, equal to the Rentable Area of the Premises, divided by the total Rentable Area of the Building.

                       SCHEDULE D - RULES AND REGULATIONS

      1. Security: Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

      2. Locks: Landlord may from time to time install and change locking mechanisms on entrances to the Building, Common Areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements therefore to meet the bona fide requirements of Tenant. In these rules "keys" include any device serving the same purpose. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises without Landlord's prior written consent. If with Landlord's consent, Tenant installs lock(s) incompatible with the Building master locking system:

            (a) Landlord, without abatement of Rent, shall be relieved of any obligation under this Lease to provide any service to the affected areas which requires access thereto;

            (b) Tenant shall indemnify Landlord against any expenses as a result of a forced entry thereto which may be required in an emergency; and

            (c) Tenant shall at the end of the Term and at Landlord's request remove such lock(s) at Tenant's expense.

      3. Return of Keys: At the end of the Term, Tenant shall promptly return to Landlord all keys for the Building and Premises which are in possession of Tenant.

      4. Windows: Tenant shall observe Landlord's rules with respect to maintaining uniform drapes and Venetian blinds at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screen, drapes, covers or other materials on or at any window in the Premises without Landlord's written consent. Tenant shall ensure that all drapes and Venetian blinds are closed on all windows in the Premises while they are exposed to direct rays of the sun.

      5. Repair. Maintenance. Alterations and Improvements: Tenant shall carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during time agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

      6. Water Fixtures: Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid for by Tenant.

      7. Personal Use of Premises: The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

      8. Heavy Articles: Tenant shall not place in or move about the Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy articles in the Premises.

      9. Carpet Pads: In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant shall at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

      10. Bicycles. Animals: Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

      11. Deliveries: Tenant shall ensure that deliveries of materials and supplies to the Premises are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

      12. Furniture and Equipment: Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby, and the cost of building staff regarding special moving requirements of the Tenant. 13. Solicitations:
            Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

      14. Food and Beverages: Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or Common Areas for any such purpose. Except with Landlord's prior written consent and in accordance with arrangements approved by Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for, sale, serving or distribution of food or beverages.

      15. Refuse: Tenant shall place all refuse in proper receptacles provided by Tenant at its, expense in the Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building, and lobbies, corridors, stairwell, ducts and shafts of the Building free of all refuse.

      16. Obstructions: Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other Common Areas of the Building, or use such locations for any purpose except access to and exit from the Premises without Landlord's prior written consent. Landlord may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

      17. Dangerous or Immoral Activities: Tenant shall not make any use of the Premises which involves the danger of injury to any person, nor shall the same be used for any immoral purpose.

      18. Proper Conduct: Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first quality Building or which will impair the comfort and convenience of other tenants in the Building.

      19. Employees. Agents and Invitees: In these Rules and Regulations, Tenant includes the employees, agents, invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

      20. Signs: Tenant shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on any part of the exterior of the Premises or so as to be visible from the exterior of the Premises without the Landlord's written consent. Tenant shall adhere to the building standard identification signs for tenants to be placed on the outside of the doors leading into the Premises of tenants of multiple tenancy floors.

                        SCHEDULE E - TENANT IMPROVEMENTS

1.    Definition of Leasehold Improvements:

      For purposes of the Lease, the term "Leasehold Improvements" includes, without limitations, all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Premises, in the Premises and by or on behalf of other tenants in other premises in the Building (including the Landlord if an occupant of the Building), including all partitions and hardware however affixed, and whether or not movable, all mechanical electrical and utility installations and all carpeting and drapes, with the exception only of furniture and equipment not of the nature of the fixtures.

2.    Installation of Improvements and Fixtures:

      (a) All work including changes to the structure or the systems employed in the Building necessitated by the Tenant's work shall be first approved by the Landlord.

      (b) The preparation of all design and working drawings and specifications relating to completion of the Premises for occupation by the Tenant and the calling of Tenders and letting of contracts relating to the Tenant's work and the supervision and completion of the Tenant's work and payment therefore shall be the responsibility of the Tenant.

      (c) Approvals must be obtained by the Tenant for its work from the municipal building department and all authorities having jurisdiction and the Tenant must submit evidence of these approvals to the Landlord before commencing work. The Tenant shall be responsible for payment of all fees and charges incurred in obtaining said approvals to the Landlord before commencing work and for obtaining an occupancy permit prior to opening.

      (d) All the Tenant's Work required by the Tenant to complete the Premises for occupancy shall be carried out with good workmanship and shall not be in contravention of the codes or regulations of the municipality or any other authority having jurisdiction.

      (e) Before commencing any work, the Tenant shall furnish the Landlord with written proof of all contractors' comprehensive general liability insurance for limits not less than those required by the Lease. The Landlord shall be named as an additional named insured in the Tenant's insurance policy.

      (f) Before commencing any work, the Tenant shall furnish the Landlord with written proof of all contractors' Workers' Compensation Board Clearance.

      (g) The Tenant shall at all times keep the premises and all other areas clear of waste materials and refuse caused by itself, its suppliers, contractors or by their work.

      (h) The Landlord may require the Tenant to clean up on a daily basis and be entitled to clean up at the Tenant's expense if the Tenant shall not comply with the Landlord's reasonable requirements.

      (i) All Tenant work including the delivery, storage and removal of materials shall be subject to the reasonable supervision of the Landlord and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord including, without limitation, payment on demand of a reasonable fee of the Landlord for such supervision.

      (j) In no event shall the Tenant alter or interfere with window coverings (if any) or other light control device (if any) installed in the Building.

      (k) The Landlord may require that the Landlord's contractors and sub-contractors be engaged for any mechanical or electrical work.

      (1) No locks shall be installed on the entrance doors or in any doors in the Premises that are not keyed to the Building master key system.

      (m) The Landlord shall not in any way be responsible for or liable with regard to any work carried out or any materials left or installed in the Premises and shall be reimbursed for any additional cost and expenses caused which may be occasioned to it by reason thereof and for any delays which may be directly or indirectly caused by the Tenant or its contractor. (n) Any damages caused by the Tenant, their contractors or subtrades employed on the work to any of the structure or the systems employed in the Building or to any property of the Landlord or of other Tenants, shall be repaired by the Landlord's contractor to the satisfaction of the Landlord and the Landlord may recover the costs incurred from the Tenant.

      (o) If the Tenant's contractor neglects to carry out the work properly or fails to perform any work required by or in accordance with the approved plans and specifications, the Landlord, after 30 days written notice to the Tenant and the Tenant's contractor may, without prejudice to any right or remedy, complete the work, remedy the default or make good any deficiencies and recover the costs incurred from the Tenant.

      (p) The Tenant shall maintain and keep on the Premises at all times during construction and the Term of the Lease, a suitable portable fire extinguisher for Class A, B and C fires.

      (q) The Tenant shall perform its work expeditiously and efficiently and shall complete the same within the period stipulated in the Offer to Lease or any other agreement between the parties subject only to circumstances over which the Tenant has no control and which by the exercise of due diligence could not have been avoided.

      (r) On completion of the Tenant's work, the Tenant shall forthwith furnish to the Landlord a statutory declaration stating that there are no builders' Hens outstanding against the demised premises on account of the Tenant's work and that all accounts for work, service and materials have been paid in full with respect to all of the Tenant's work, together with evidence in writing satisfactory to the Landlord that all assessments under the Workers Compensation Act have been paid.

      (s) The Tenant shall not suffer or permit any Builders' or other lien for work, labour, services or materials to be filed against or attached to the entire premises or any part thereof. The Tenant agrees that if any builders' lien is filed, as aforesaid as a result of his occupancy or possession, the Tenant shall do all within its power to have the lien removed at the earliest possible date. This includes, but shall not be limited to, payment of monies into court and/or any other remedy which would result in the lien being removed from the titles for the entire premises forthwith.

      (t)   No work shall be  commenced  by the Tenant  until all  drawings  and specifications have been approved in writing by the Landlord and until the Tenant has secured approval and permits from all authorities having jurisdiction and submitted proof of same to the Landlord. The Tenant shall complete all work in a good and workmanlike manner, and in strict accordance with the drawings and specifications approved by the Landlord. The Tenant agrees to indemnify and save the Landlord harmless from any and all loss, damage or injury which may result from the Tenant's activities in the entire premises in completing the demised premises as aforesaid. The Tenant acknowledges and agrees that there may be inconvenience associated with completing either the Landlord's Work or the Tenant's Work.

      (u) If the Tenant does not comply with the provisions of the Lease or any other agreement relative to the construction or occupation of the Premises, including this Schedule, the Landlord, in addition to and not in lieu or by other rights or remedies, shall have any or all of the following rights in its discretion:

            (i) to declare all fees, charges and other sums payable by the Tenant to the Landlord pursuant to this Schedule to be rent and to be collectable as rent under the provisions of this Lease; or

            (ii) to declare and treat the Tenant's non-compliance as a default or breach of covenant under this Lease and exercise any right available under the provisions of this Lease, including the right of termination.

3.    Removal of Improvements and Fixtures:

      All Leasehold Improvements in or upon the Premises shall immediately upon their placement be and become the Landlord's property without compensation therefore to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, furniture or equipment shall be removed by the Tenant from the Premises either during or at the expiration or sooner termination of the Term except that:

      (a) the Tenant shall, prior to the end of the Term, remove such of the Leasehold Improvements and trade fixtures in the Premises as the Landlord shall require to be removed; and

      (b) the Tenant may, at the time appointed by the Landlord and subject to availability of elevators (if installed in the Building), remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefore new furniture and equipment.

      The Tenant shall, in the case of every removal, make good at the expense of the Tenant any damage caused to the Premises by the installation and removal. In the event of the non- removal by the end of the Term, or sooner termination of this Lease, of such trade fixtures or Leasehold Improvements required by the Landlord of the Tenant to be removed, the Landlord shall have the option, in addition to its other remedies under this Lease, to declare to the Tenant that such trade fixtures are the property of the Landlord and the Landlord upon such a declaration may dispose of such trade fixtures and retain any proceeds of disposition as security for the debts, liabilities and obligations of the Tenant and the Tenant shall be liable to the Landlord for any expense incurred by the Landlord.

4.    For the purpose of this Lease and except as specified in the Lease:

      (a) the term "Landlord's Work" shall mean finishing the Premises in a mariner and in colours standard to the Building which, without limiting the generality of the foregoing, will include those items set out in Schedule F attached hereto.'

      (b) the term "Tenant's Work" shall mean all work other than the Landlord's Work required to be done to complete the Premises for occupancy by the Tenant. The Tenant's Work shall not be undertaken or commenced by the Tenant until:

            (i) all permits necessary for the installation of the Tenant's improvements and approval have been obtained by the Tenant from applicable municipal and other government departments, prior to the commencement of the installation by Tenant, and copies provided to the Landlord;

            (ii) a certificate of insurance has been provided to the Landlord showing that a valid insurance policy is in place naming the Landlord as co-insured for minimum general liability no less than 2 million dollars; and

            (iii) proper  documentation  has been  provided by the Tenant to the
                  Landlord verifying that provisions have been made by the Tenant for payment in full of all costs of the Tenant's Work.

      (c) All improvements to the Premises shall conform to the quality standards of the Building. The Tenant shall use an architect to design and prepare working drawings and specifications of the Tenant's Work and shall submit them for the Landlord's prior written approval.

                 SCHEDULE F - LANDLORD'S WORK AND TENANT'S WORK

Only those items enumerated below as Landlord's Work ("Landlord's Work") will be provided and installed by the Landlord in the Premises on a "once only" basis at the Landlord's expense in accordance with the Landlord's choice of materials. All other work required for the Premises, including those items enumerated as Tenant's Work will be provided and installed by the Tenant, at the Tenant's sole cost and expense. Excepting the items shown as Landlord's Work, it is hereby agreed that the Premises are leased on an "as is, where is" basis and there are no representations or warranties concerning the Premises or the Building except as contained herein.

LANDLORD'S WORK

NONE

TENANT'S WORK

1. All improvements to Premises in excess of Landlord's Work including all further electrical and mechanical requirements.

2. Any changes desired by the Tenant to the Landlord's Work are subject to the Landlord's approval and shall be made at the Tenant's expense.

3. All permits and approvals necessary for the installation of the Tenant's improvements shall be obtained by the Tenant from applicable municipal and other government departments, prior to the commencement of the installations by the Tenant.